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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 2003


                            TERREMARK WORLDWIDE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                       0-22520             52-1981922
 ------------------------------       ------------      -------------------
       (STATE OR OTHER               (COMMISSION          (IRS EMPLOYER
 JURISDICTION OF INCORPORATION)       FILE NUMBER)      IDENTIFICATION NO.)

                             2601 S. BAYSHORE DRIVE
                              MIAMI, FLORIDA 33133
                     ---------------------------------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 856-3200

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated November 14, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release that Terremark Worldwide, Inc. issued on November 14, 2003 reporting its earnings for the quarter ended September 30, 2003.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TERREMARK WORLDWIDE, INC.



Date: November 14, 2003           By:  /s/ JOSE SEGRERA
                                       ----------------------------------------
                                           Jose Segrera
                                           Chief Financial Officer and
                                           Executive Vice President



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                                INDEX TO EXHIBITS




       EXHIBIT NO.          EXHIBIT TITLE
       -----------          -------------

           99.1             Press Release dated November 14, 2003


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